Exhibit 10.2

AMENDMENT TO
CONVERTIBLE PROMISSORY NOTE

AND
NOTICE OF CONVERSION

March 31, 2024

THIS AMENDMENT AND NOTICE OF CONVERSION to the Convertible Promissory Note, dated as of December 19, 2023 (the “Note”), by and among MultiSensor AI Holdings, a Delaware corporation (f/k/a SportsMap Tech Acquisition Corp., the “Company”), and the undersigned Note holder, is effective as of the date first written above (this “Amendment”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Note.

WHEREAS, Section 11(b) of the Note provides that the Note may be amended by a written agreement executed by each of the Company and Holder;

WHEREAS, the Company and Holder desire to amend the Note as set forth in this Amendment;

WHEREAS, this Notice of Conversion is being delivered pursuant to Section 4(a) of the Note;

WHEREAS, the Board of Directors of the Company has approved the amendment of the Note to decrease the conversion price of the Note set forth in Section 4(b) of the Note to $5.00 per share in order to incentivize Noteholders to convert;

WHEREAS, in a surfeit of caution in order to exempt the transaction from Section 16(b) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), pursuant to the application of Rule 16b-3(d) promulgated under the 1934 Act, the Board will obtain the consent of the holders of a majority of its outstanding securities to approve the changes in the Note and either will file an information statement with respect to the same pursuant to Schedule C under the 1934 Act or to present the change to shareholders for approval at its next Annual Meeting of Shareholders; and

In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Amendment.

a)	The definition of “Interest Conversion Rate” in section 1 of the Note shall be amended and restated as follows: “Interest Conversion Rate” means $10.00 per share.”

b)	Section 4(b) of the Note is hereby amended and restated as follows: “(b) Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $5.00 per share, subject to adjustment herein (the “Conversion Price”).”

c)	Section 5 of the Note is hereby amended and restated as follows: “5. Transfer Restriction. Notwithstanding anything to the contrary in the Subscription Agreement or this Note, until the date that is six (6) months after the date of any amendment of this Note any Common Stock issued (i) upon conversion of this Note or (ii) as Interest Conversion Shares may not be directly or indirectly transferred, pledged, sold or otherwise disposed of by any person who is an officer or director of the Company.”

2.         Notice of Conversion

The undersigned hereby elects to convert principal under the Note, into shares of common stock, par value $0.0001 (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If Common Stock is to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts specified under Section 4(d) of the Note, as determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Common Stock.

Company:

MULTISENSOR AI HOLDINGS, INC.

By:
Name:
Title:

Holder:

[Name]

Conversion calculations:

Date to Effect Conversion: March 31, 2024

Principal Amount of Note to be Converted: $[  ]

Payment of Interest in Common Stock ☒ yes ☐ no

If yes, $[  ] of Interest Accrued on Account of Conversion at Issue.

Number of Shares of Common Stock to be issued: [  ]